United States
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            _________________________

        Date of Report (Date of earliest event reported): August 24, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS TRUST SERIES LMG-3)
             (Exact name of registrant as specified in its charter)



    Delaware                        001-32285                13-3891329
(State or other                    (Commission               (I. R. S. Employer
jurisdiction of                    File Number)              Identification No.)
 Incorporation)

          World Financial Center,                                       10080
             New York, New York                                       (Zip Code)
           (Address of principal
             executive offices)

                           __________________________

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

Section 1.        Registrant's Business and Operations

                  Not applicable.

Section 2.        Financial Information

                  Not applicable.

Section 3.        Securities and Trading Markets

                  Not applicable.

Section 4.        Matters Related to Accountants and Financial Statements

                  Not applicable.

Section 5.        Corporate Governance and Management

                  Not applicable.

Section 6.        [Reserved]

Section 7.        Regulation FD

                  Not applicable.

Section 8.        Other Events

                           On August 24, 2004, PPLUS Trust Series LMG-3, for
                  which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,222,000 Class A Trust Certificates and 1,222,000 Class B Trust Certificates.

                           In connection therewith, the Depositor entered into a
                  Series Supplement, dated as of August 24, 2004, by and between the Depositor and The Bank of New York, as successor to the United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary, which is filed as an exhibit to the registration statement of Merrill Lynch Depositor, Inc. on Form S-3 (No. 333-29015) dated February 20, 1998.

Section 9.        Financial Statements and Exhibits

                  (a) Financial statements of business acquired.

                      Not applicable.

                  (b) Pro forma financial information.

                      Not applicable.

                  (c) Exhibits.

                      1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated August 19, 2004.

                      4.2 Series Supplement, dated as of August 24, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   MERRILL LYNCH DEPOSITOR, INC.



    Date:    August 25, 2004                    By:      /s/  Brian Barrett
                                                         -------------------
                                                         Name:    Brian Barrett
                                                         Title:   President



                                  EXHIBIT INDEX

           Exhibit No.                  Description
           -----------                  -----------

               1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated August 19, 2004.

               4.2                      Series Supplement, dated as of
                                        August 24, 2004, between Merrill Lynch
                                        Depositor, Inc. and The Bank of New
                                        York, as trustee and as securities
                                        intermediary.